$1.25 Million Convertible Loan And Convertible Debt Financing And Related Warrants	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
$1.25 Million Convertible Loan And Convertible Debt Financing And Related Warrants
$1.25 Million Convertible Loan And Convertible Debt Financing And Related Warrants	Note 7. Convertible Debt Financing and Related Warrants

On June 29, 2011, we entered into a $225,000 Convertible Note Purchase and Warrant Agreement (the "Agreement") with Al Hansen, Mark Logomasini, Ed Flynn, and Ralph Makar (together, the "Purchasers") pursuant to which we issued Convertible Promissory Notes (the "Notes") and warrants to purchase common stock (the "Warrants"). Pursuant to the Agreement, we sold Notes in the principal amount of $75,000 to each of Messrs. Hansen and Logomasini, $50,000 to Mr. Flynn and $25,000 to Mr. Makar. Each of Messrs. Flynn, Hansen, Logomasini, and Makar is a director of Bioject; Mr. Makar is also our Chief Executive Officer. In addition, Mr. Hansen is a managing director of Signet Health Partners, an affiliate of one of our principal shareholders, Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund II (Institutional), L.P.

The Notes bear interest at the rate of 10% per year with all principal and interest due December 29, 2011, which maturity date may be extended to June 28, 2012 at the option of the holder, and may not be prepaid without the written consent of the holders of a majority in interest of the Notes. The Notes are convertible at any time by the Purchasers into our common stock at the rate of $0.19 per share, or, in the case of a qualified financing, into the equity securities sold in the financing at a price equal to the financing price. A qualified financing is defined as the offering by us of shares of equity securities, including units consisting of stock and warrants, resulting in the receipt of cash proceeds by us of at least $225,000 in the aggregate (the "Minimum Proceeds") on or prior to the maturity date of the Notes. Minimum Proceeds shall not include the conversion of the principal amount of the outstanding Notes and accrued and unpaid interest thereon.

The number of shares for which each Warrant is exercisable automatically increases if the holder exercises his option to extend the maturity date of his Note. If no holder exercises his option to extend the maturity date of his Note, the Warrants will be exercisable for an aggregate of 118,422 shares of our common stock. If all holders exercise their options to extend the maturity date of their Notes, the Warrants will be exercisable for an aggregate of 236,844 shares of our common stock. The Warrants' exercise price is $0.19 per share. Each Warrant is immediately exercisable and expires on June 28, 2014.

The proceeds have been allocated using the relative fair value of the Notes and the Warrant, with $18,931 being allocated to the Warrant. The estimated fair value of the Warrant was determined utilizing the Black-Scholes valuation model using the following assumptions:

Risk-free interest rate	0.79%
Expected dividend yield	0%
Contractual term	3 years
Expected volatility	251%

The value of the Warrant was recorded as deferred financing fees as a component of other current assets on our Consolidated Balance Sheets and is being amortized over the six-month life of the Notes.

9.	$1.25 MILLION CONVERTIBLE LOAN:

At December 31, 2010, no amounts were outstanding under a term loan agreement with Partners For Growth, L.P. ("PFG") for $1.25 million of convertible debt financing. This loan matured and was paid off in March 2010. At December 31, 2009, $150,000 was outstanding under this term loan agreement.